SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2016

DETERMINE, INC.

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29637 (Commission File No.)	77-0432030 (IRS Employee Identification No.)

2121 South El Camino Real

San Mateo, California 94403

(Address of Principal Executive Offices)

(650) 532-1500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Amendment of Business Financing Agreement

On April 20, 2016, Determine, Inc. and its wholly owned subsidiary, Determine Sourcing, Inc., entered into Amendment Number Seven to Amended and Restated Business Financing Agreement (the “Amendment”) with Western Alliance Bank, an Arizona corporation, as successor in interest to Bridge Bank, National Association (“Western Alliance”). The Amendment extended the maturity date of the underlying credit facility to April 20, 2018.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the original credit facility as amended by the Amendment. The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Amendment of Limited Guaranties

In order to satisfy certain conditions for Western Alliance Bank to enter into the Amendment, on April 22, 2016, Lloyd I. Miller, III (“Mr. Miller”), the Company’s largest stockholder, and his affiliates MILFAM II, L.P. (“MILFAM”) and Alliance Semiconductor Corporation, a Delaware corporation (“ALSC” and, together with Mr. Miller and MILFAM, the “Guarantors”), each entered into an Amended and Restated Limited Guaranty (collectively, the “Amended Guaranties”) with Western Alliance. The Amended Guaranties extend the term of the limited guaranties entered into by Mr. Miller and MILFAM with Western Alliance on March 11, 2015 (which were filed as exhibits to our Current Report on Form 8-K filed on March 16, 2015 (the “2015 8-K”)), and the limited guaranty entered into by ALSC with Western Alliance on February 3, 2016 (which was filed as an exhibit to our Current Report on Form 8-K filed on February 8, 2016 (the “2016 8-K”)), to April 20, 2018.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Limited Guaranties filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, which are incorporated by reference herein.

Amendment to Guaranty Fee Agreements

On April 22, 2016, the Company and the Guarantors entered into a Second Amendment to 2015 Guaranty Fee Agreement and Amendment to 2016 Guaranty Fee Agreement (the “Fee Amendment”), which (i) further amended the Guaranty Fee Agreement, dated March 11, 2015 (the “2015 Fee Agreement”) (which was filed as an exhibit to the 2015 8-K), entered into by the Company, Mr. Miller and MILFAM and (ii) amended the Guaranty Fee Agreement, dated February 3, 2016 (the “2016 Fee Agreement”) (which was filed as an exhibit to the 2016 8-K), entered into by the Company and ALSC. Pursuant to the Fee Amendment, the term of the 2015 Fee Agreement and the 2016 Fee Agreement is extended to April 20, 2018. As a condition for extending the term of the Amended Guaranties as described above, the Company agreed to pay an additional cash fee of $76,000 to Mr. Miller and MILFAM, payable by the Company within five business days following the termination or expiration of the Amended Guaranties, and also agreed to pay certain fees and expenses of the Guarantors related to the Amended Guaranties.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the Fee Amendment filed as Exhibit 10.5 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off−Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1

Amendment Number Seven to Amended and Restated Business Financing Agreement, dated April 20, 2016, with Western Alliance Bank, an Arizona corporation, as successor in interest to Bridge Bank, National Association.

10.2	Amended and Restated Limited Guaranty, dated April 22, 2016, between Western Alliance Bank and Lloyd I. Miller, III.

10.3	Amended and Restated Limited Guaranty, dated April 22, 2016, between Western Alliance Bank and MILFAM II, L.P.

10.4	Amended and Restated Limited Guaranty, dated April 22, 2016, between Western Alliance Bank and Alliance Semiconductor Corporation.

10.5	Second Amendment to 2015 Guaranty Fee Agreement and Amendment to 2016 Guaranty Fee Agreement, dated April 22, 2016, with Lloyd I. Miller, III, MILFAM II, L.P., and Alliance Semiconductor Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2016

DETERMINE, INC.

By:	/s/ John K. Nolan
Name: John K. Nolan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment Number Seven to Amended and Restated Business Financing Agreement, dated April 20, 2016, with Western Alliance Bank, an Arizona corporation, as successor in interest to Bridge Bank, National Association.

10.2	Amended and Restated Limited Guaranty, dated April 22, 2016, between Western Alliance Bank and Lloyd I. Miller, III.

10.3	Amended and Restated Limited Guaranty, dated April 22, 2016, between Western Alliance Bank and MILFAM II, L.P.

10.4	Amended and Restated Limited Guaranty, dated April 22, 2016, between Western Alliance Bank and Alliance Semiconductor Corporation.

10.5	Second Amendment to 2015 Guaranty Fee Agreement and Amendment to 2016 Guaranty Fee Agreement, dated April 22, 2016, with Lloyd I. Miller, III, MILFAM II, L.P., and Alliance Semiconductor Corporation.